SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported): April 27, 1997



                         AMERICAN BIO MEDICA CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          New York                    0-28666                22-3378935
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 (State or Other Jurisdiction       (Commission            (IRS Employer
      of Incorporation)             File Number)           Identification
                                                               Number)


                   102 Simons Road Ancramdale, New York 12503
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (800) 227-1243


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   Item 5. Other Events

     On April 27, 1998, American Bio Medica Corporation (the "Company") completed the sale in a private placement of $2.5 million of Series D Convertible Preferred Shares and warrants to acquire 100,000 of its common shares to a single institutional investor. The Series D preferred shares are convertible into common shares of the Company as of specified dates at a conversion price based on a defined formula. Proceeds from the $2.5 million private placement are expected to be used for marketing and product development as well as for working capital and general corporate purposes.

     The private placement agreement also provides for, upon the satisfaction of certain conditions, up to an additional $2.0 million in acquisition financing to the same institutional investor on the same terms and conditions by the Company through the sale of additional Series D preferred shares and warrants. The financing was managed by Shoreline Pacific institution Finance, Division of Financial West Group, Sausalito, CA. The foregoing information is a summary only and is qualified in its entirety by the information contained in the documents filed as exhibits to this Form 8-K.

        The Company intends to use the proceeds from its offering to continue market and product development efforts, as well as for general working capital.

Item 7. Financial Statements and Exhibits

        (c)    Exhibits

               4.1 Form of Securities Purchase Agreement, (the "Subscription Agreement"), between American Bio Medica Corporation (the "Company") and the purchaser

               4.2 Form of Registration Rights Agreement by and among the Company, the placement agent and the purchaser

               4.3  Form of Common Stock Purchase Warrant Certificate

               4.4 Form of Certificate of Designation of Series D Preferred Stock of the Company

               4.5  Specimen Certificate, Series D Preferred  Stock



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    AMERICAN BIO MEDICA CORPORATION
                                       (Registrant)

                                    By: /s/Stan Cipkowski
                                        ------------------
                                        Stan Cipkowski,
                                        President and Principal
                                        Executive Officer


                                    By: /s/John F. Murray
                                        --------------------
                                        John F. Murray,
                                        Treasurer and Principal
                                        Financial Officer



     Dated: April 28, 1998





















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

                                 EXHIBIT INDEX
                                 -------------


          Exhibit        Description of Exhibit
          -------        ----------------------


          4.1 Form of Securities Purchase Agreement between American Bio Medica Corporation (the "Company") and the purchaser

          4.2 Form of Registration Rights Agreement, by and among the Company, the placement agent and the purchaser

          4.3  Form of Common Stock Purchase Warrant Certificate

          4.4 Form of Certificate of Designation of Series D Preferred Stock of the Company

          4.5  Specimen Certificate, Series D Preferred Stock




















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